United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 28, 2022

Date of Report (Date of earliest event reported)

Blue Safari Group Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40473	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cheung Kong Center, 58 Floor, Unit 5801 2 Queens Road Central Central Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value and one right to receive one-tenth of one Class A ordinary share	BSGAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	BSGA	The Nasdaq Stock Market LLC
Rights included as part of the units	BSGAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference is an updated investor presentation (the “Investor Presentation”) that will be used by Blue Safari Group Acquisition Corp. (“Blue Safari”) in making presentations to certain of the Blue Safari shareholders and other persons with respect to the transactions contemplated by the Amended and Restated Agreement and Plan of Merger entered into on December 15, 2021 by and among Blue Safari, Bitdeer Technologies Group, Blue Safari Merge Limited, Blue Safari Merge II Limited, Bitdeer Merge Limited, Blue Safari Mini Corp., and Bitdeer Technologies Holding (“Bitdeer”). The Investor Presentation and the information in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will,” “are expected to,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “pro forma,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Bitdeer’s industry and market sizes, future opportunities for Bitdeer and Blue Safari, Bitdeer’s estimated future results and the proposed Business Combination between Blue Safari and Bitdeer, including pro forma market capitalization, pro forma revenue, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the proposed Business Combination. Such forward-looking statements are based upon the current beliefs and expectations of Blue Safari’s and Bitdeer’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Blue Safari’s or Bitdeer’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither Blue Safari nor Bitdeer undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Blue Safari intends to file relevant materials with the SEC, including a proxy statement which will be part of a registration statement on Form F-4 (the “Registration Statement”) to register securities to be issued in connection with the Business Combination, and will file other documents regarding the proposed Business Combination with the SEC. Blue Safari’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement filed in connection with the proposed Business Combination, as these materials will contain important information about Bitdeer, Blue Safari, and the proposed Business Combination. Promptly after the Registration Statement is declared effective by the SEC, Blue Safari will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the Registration Statement. Before making any voting or investment decision, investors and shareholders of Blue Safari are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination. The documents filed by Blue Safari with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Blue Safari and their directors and executive officers may be deemed participants in the solicitation of proxies from Blue Safari’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the proposed Transactions will be included in the Registration Statement for the Business Combination when available at www.sec.gov. Information about Blue Safari’s directors and executive officers and their ownership of Blue Safari shares is set forth in Blue Safari’s prospectus for its initial public offering. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement pertaining to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Bitdeer and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Blue Safari in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration Statement for the Business Combination when available.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2022

BLUE SAFARI GROUP ACQUISITION CORP.

By:	/s/ Naphat Sirimongkolkasem
Name:	Naphat Sirimongkolkasem
Title:	Chief Financial Officer